Exhibit 10.2

CERTAIN IMMATERIAL PROVISIONS OF THIS DOCUMENT THAT WOULD LIKELY CAUSE COMPETITIVE HARM TO THE REGISTRANT IF PUBLICLY DISCLOSED (INDICATED BY AN ASTERISK [***]) HAVE BEEN OMITTED PURSUANT TO ITEM 601(b)(2) OF REGULATION S-K.  A COPY OF THE UNREDACTED DOCUMENT WILL BE FURNISHED TO THE SECURITIES AND EXCHANGE COMMISSION UPON REQUEST.

AMENDMENT NO. 8 TO

THE DESIGN AND DEVELOPMENT AGREEMENT (STEP 2)

This Amendment No. 8 to the Design and Development Agreement (Step2) (“Amendment”) is entered into as of the date of last signature below by and between HAPSMobile Inc. and AeroVironment, Inc. to amend the Design and Development Agreement (Step2) made as of December 27, 2017 (as amended by Amendment No.1 as of March 30, 2018, Amendment No.2 as of June 25, 2018, Amendment No.3 as of August 28, 2018, Amendment No.4 as of December 5, 2018, Amendment No.5 as of March 19, 2019, Amendment No.6 as of March 29, 2019, and Amendment No.7 as of April 24, 2019, between HAPSMobile and AV)  (collectively, the “DDA”).

Background

The Parties wished to raise a change of schedule related to estimated completion date change to Integrated Test Reports ([***])  in Attachment A to the DDA (the “Change”) following the Change Control procedures set forth in Article 2.4 and 3.4 in the DDA and Attachment G to the DDA,  and the Parties agreed to classify the Change as a Class I Change, as defined in Attachment G to the DDA, and that there will be no cost related to the Change.  Therefore, to formalize and reflect the Change, the Parties hereby agree with the amendments to the DDA as follows:

Amendment

1.Table entry line number 6 (not counting the header line) of Section 2 of Attachment A (DELIVERABLES) to the DDA (“Integrated Test Reports”)  is hereby amended as follows:

Deliverables Name	Deliverable Description	Relevant WBS	Milestone No.	Estimated Completion Date
Integrated Test Reports ([***])	Acceptance test reports for aircraft & Ground Control Station.	2.3.2.3	[***]	[***]

2.All other terms and conditions not specifically modified or amended herein remain in full force and effect as provided for in the DDA. Hereby the Parties expressly confirm that no change applies to the Incurred Cost set forth in ATTACHMENT F despite the Change. Capitalized terms, unless otherwise defined herein, shall have the meaning set forth in the DDA. This Amendment may only be modified or amended by a written document executed by the parties hereto.

[***]  Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K

IN WITNESS WHEREOF the Parties hereto have signed and executed this Amendment on the date(s) below.

SIGNED for and on behalf of		SIGNED for and on behalf of
HAPSMobile Inc.		AeroVironment, Inc.

By:	/s/ Yoshihito Shimazaki	By:	/s/ Trace Stevenson
Name:	Yoshihito Shimazaki	Name:	Trace Stevenson
Title:	Board of Director, Senior Vice President	Title:	Vice President Emerging Business and Deputy GM
Date:	2019.06.20	Date:	2019.06.20

[***]  Information has been omitted pursuant to Item 601(b)(2) of Regulation S-K